UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 30, 2002


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



    North Carolina                        1-11986                56-1815473
    --------------                -----------------------   -------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
   Incorporation)                                               Identification
                                                                   Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (336) 292-3010

                                --------------
              (Registrants' telephone number, including area code)

                                       N/A

                                      ---
          (former name or former address, if changed since last report)

Item 9.        Regulation FD Disclosure.

               On April 30, 2002 Tanger Factory Outlet Centers, Inc. (the "Company") made publicly available certain supplemental operating and financial information for the quarter ended March 31, 2002. This supplemental operating and financial information is attached to this current report as exhibit 99.1 and is incorporated herein by reference to this report.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2002

                           TANGER FACTORY OUTLET CENTERS, INC.

                           By:  s/ Frank C. Marchisello, Jr.
                                _______________________________________
                                Frank C. Marchisello, Jr.
                                Senior Vice President, Chief Financial Officer



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                                 EXHIBIT INDEX

                                                                   Sequentially
Exhibit No.                                                        Numbered Page

99.1     Supplemental operating and financial information
         of the Company for the quarter ended March 31, 2002.           3